SCHWAB CAPITAL TRUST

SCHWAB INVESTMENTS

Schwab Fundamental Index* Funds

Laudus MarketMasters Funds®

Schwab Active Equity Funds

Schwab Equity Index Funds

Schwab MarketTrack Portfolios®

Schwab Balanced Fund™

Schwab Target Funds

(the “Funds”)

Supplement dated March 10, 2015,

to the Statements of Additional Information (“SAIs”) dated February 27, 2015

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective March 9, 2015, Mariann Byerwalter resigned from the Board of Trustees. As such, all references to Mariann Byerwalter in the Funds’ SAIs are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG85387-00 (03/15) © 2015 All Rights Reserved 00138820

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.